Basic and Diluted Net Loss Per Share (Detail) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Numerator:
Loss attributable to ordinary shareholders - basic and diluted	$ (101,010)	(626,733)	(874,090)	(1,562,859)
Denominator:
Weighted-average number of shares outstanding - basic and diluted	456,720,654	456,720,654	423,675,429	422,167,505
Basic and diluted net loss per share	$ (0.22)	(1.37)	(2.06)	(3.70)